POWER OF ATTORNEY
 With respect to holdings of and transactions in securities issued by BJ's
Wholesale Club
Holdings, Inc. (the "Company"), the undersigned hereby constitutes and appoints the individuals
named on Schedule A attached hereto and as may be amended from time to time, or any of them
signing singly, with full power of substitution and resubstitution, to act as the undersigned's
true and lawful attorney-in-fact to:

1. prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the
United States Securities and Exchange Commission (the "SEC") a Form ID,
including amendments
thereto, and any other documents necessary or appropriate to obtain and or regenerate codes and
passwords enabling the undersigned to make electronic filings with the SEC of reports required
by Section 16(a) of the Securities Exchange Act of 1934, as amended, or any rule or regulation
of the SEC;

2. execute for and on behalf of the undersigned, Forms 3, 4 and 5 in accordance with Section 16
of the Securities Exchange Act of 1934, as amended, and the rules thereunder;

3. do and perform any and all acts for and on behalf of the undersigned which may be necessary or
desirable to complete and execute any such Form 3, 4 or 5, complete and execute any amendment or
amendments thereto, and timely file such form with the SEC and any stock exchange or similar
authority; and

4. take any other action of any type whatsoever in connection with the foregoing which, in the
opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
required by, the undersigned, it being understood that the documents executed by such
attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in
such form and shall contain such terms and conditions as such attorney-in-fact may approve in
such attorney-in-fact's discretion.

       The undersigned hereby grants to each such attorney-in-fact full power and authority to
do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done
in the exercise of any of the rights and powers herein granted, as fully to all intents and
purposes as the undersigned might or could do if personally present, with full power of
substitution and resubstitution or revocation, hereby ratifying and confirming all that such
attorney-in-fact, or such attorneys-in-fact substitute  or substitutes, shall lawfully do or
cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

       The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such
capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any
of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange
Act of 1934, as amended.

       This Power of Attorney shall remain in full force and effect until the undersigned is
no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and
transactions in securities issued by the Company, unless earlier revoked by the undersigned in
a signed writing delivered to the foregoing attorneys-in-fact.

       IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as
of this 17th day of December, 2018.

Signature: /s/ Christopher H. Peterson
Print Name: Christopher H. Peterson

Schedule A

 Individuals Appointed as Attorney-in-Fact with Full Power of Substitution and
Resubstitution

Christopher J. Baldwin
Laura L. Felice
Graham N. Luce